Commitments and Contingencies (10K)	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies disclosure

10.   Commitments and Contingencies:

Lease commitments:

The Company currently leases its principal facilities in Redwood Shores, California, pursuant to a sublease that expires in 2016. In addition to monthly rent, the facilities are subject to additional rental payments for utilities and other costs above the base amount. Facilities rent expense was approximately $289 and $275 in 2014 and 2013, respectively.

Contractual obligations	Total	2015	2016	Thereafter
Operating lease commitments	$543	$293	$250	—